                                    EXHIBIT 99.3
                                    ------------





                                 MGI Software Corp.












                                                 FINANCIAL STATEMENTS
                                                 (EXPRESSED IN THOUSANDS OF U.S.
                                                 DOLLARS IN ACCORDANCE WITH
                                                 GENERALLY ACCEPTED ACCOUNTING
                                                 PRINCIPLES IN THE UNITED
                                                 STATES OF AMERICA)
                                                 January 31, 1998 and 1997

March 19, 1998




AUDITORS' REPORT




To the Directors of
MGI Software Corp.


We have audited the balance sheets of MGI SOFTWARE CORP. as at January 31, 1998 and 1997 and the statements of operations and deficit, changes in shareholders' equity and cash flows for the years ended January 31, 1998 and 1997. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at January 31, 1998 and 1997 and the results of its operations and the changes in its shareholders' equity and in its cash flows for the years ended January 31, 1998 and 1997 in accordance with generally accepted accounting principles in the United States of America.


/s/ Price Waterhouse


CHARTERED ACCOUNTANTS

MGI SOFTWARE CORP.

BALANCE SHEETS
(EXPRESSED IN THOUSANDS OF U.S. DOLLARS)




                                                                      JANUARY 31
                                                                 1998            1997
                                                              ------------------------
ASSETS

CURRENT ASSETS
     Cash                                                      $ 1,205         $3,276
     Note receivable (NOTE 4)                                    7,429              -
     Accounts receivable (NOTE 5)                                3,322          2,010
     Prepaids and other assets                                     381            228
     Inventories (NOTE 6)                                          375            218
     Investment tax credits receivable                              16            126
                                                              ------------------------
                                                                12,728          5,858

CAPITAL ASSETS (NOTE 7)                                            960            609
                                                              ------------------------
                                                               $13,688         $6,467
                                                              ------------------------
                                                              ------------------------

LIABILITIES

CURRENT LIABILITIES
     Accounts payable and accrued liabilities (NOTE 8)         $ 2,298         $1,715
     Due to related party                                            -             56
                                                              ------------------------
                                                                 2,298          1,771

SHAREHOLDERS' EQUITY

CAPITAL STOCK (NOTE 9)                                          23,860          9,969

WARRANTS (NOTE 9(a))                                               403          1,978

DEFICIT                                                        (12,257)        (7,322)

CUMULATIVE TRANSLATION ADJUSTMENT                                 (616)            71
                                                              ------------------------
                                                                11,390          4,696
                                                              ------------------------
                                                               $13,688         $6,467
                                                              ------------------------
                                                              ------------------------

MGI SOFTWARE CORP.

STATEMENTS OF OPERATIONS AND DEFICIT
(EXPRESSED IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE AMOUNTS)



                                                                YEAR ENDED JANUARY 31
                                                                 1998           1997
                                                            --------------------------
PRODUCT REVENUE                                               $  9,541        $ 3,792

COST OF SALES                                                    1,905            983

                                                            --------------------------
                                                                 7,636          2,809

EXPENSES
     Marketing and selling                                       8,292          3,348
     Research and development (NOTE 10)                          3,406          2,415
     Administration                                                718            840
     Amortization of capital assets                                304            141
     Reorganization costs (NOTE 2)                                   -            235
                                                            --------------------------
                                                                12,720          6,979
                                                            --------------------------
LOSS FROM OPERATIONS                                            (5,084)        (4,170)

INTEREST INCOME                                                    149             91
                                                            --------------------------
LOSS FOR THE YEAR                                               (4,935)        (4,079)

DEFICIT, BEGINNING OF YEAR                                      (7,322)        (3,243)
                                                            --------------------------

DEFICIT, END OF YEAR                                          $(12,257)       $(7,322)
                                                            --------------------------
                                                            --------------------------

BASIC AND FULLY DILUTED LOSS PER SHARE                        $  (0.25)       $ (0.27)
                                                            --------------------------
                                                            --------------------------

WEIGHTED AVERAGE NUMBER OF COMMON
     SHARES OUTSTANDING                                     19,958,968     15,355,052
                                                            --------------------------
                                                            --------------------------

MGI SOFTWARE CORP.

STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
(EXPRESSED IN THOUSANDS OF U.S. DOLLARS)


                                                              COMMON SHARES                     WARRANTS
                                                    ------------------------------- --------------------------
                                                         NUMBER           AMOUNT         NUMBER         AMOUNT
                                                    ------------------------------------------------------------
                                                    ------------------------------------------------------------
BALANCE, JANUARY 31, 1996                              13,110,768        $ 4,339              -        $     -
  Common shares issued (NOTE 9)
     On conversion of debentures                          650,000            525              -              -
     Upon exercise of purchase warrants for cash          650,000            716              -              -
     Purchase of computer software, licences
       and rights                                         471,429          1,033              -              -
     On conversion of special warrants                  2,744,000          3,149              -              -
     On exercise of employee stock options                 75,000             55              -              -
     On reorganization (NOTE 2)                           206,433            152              -              -
  Warrants
     Issued for cash                                            -              -      2,744,000          3,149
     Issued as broker compensation warrants                     -              -        137,200              -
     Issued for cash                                            -              -      1,200,000          1,978
     Converted into common shares                               -              -     (2,744,000)        (3,149)
  Loss for the year                                             -              -              -              -
  Cumulative translation adjustment                             -              -              -              -
                                                    ------------------------------------------------------------
BALANCE, JANUARY 31, 1997                              17,907,630          9,969      1,337,200          1,978
  Common shares issued (NOTE 9)
     For cash upon private placement                    1,022,757          1,582      1,022,757            403
     On conversion of special warrants                  4,700,000         11,918              -              -
     On exercise of broker compensation warrants          137,200            246              -              -
     On exercise of employee stock options                196,125            145              -              -
  Warrants (NOTE 9)
     Issued for cash                                            -              -      3,500,000          9,940
     Issued as broker compensation warrants                     -              -        175,000              -
     Converted into common shares                               -              -     (4,700,000)       (11,918)
     Converted into common shares                               -              -       (137,200)             -
  Loss for the year                                             -              -              -              -
  Cumulative translation adjustment                             -              -              -              -
                                                    ------------------------------------------------------------
BALANCE, JANUARY 31, 1998                              23,963,712        $23,860      1,197,757        $   403
                                                    ------------------------------------------------------------
                                                    ------------------------------------------------------------



                                                                        CUMULATIVE
                                                                         TRANSLATION
                                                                         ADJUSTMENT       DEFICIT         TOTAL

                                                    ------------------------------------------------------------
                                                    ------------------------------------------------------------
BALANCE, JANUARY 31, 1996                                                $     4       $ (3,243)      $  1,100
  Common shares issued (NOTE 9)
     On conversion of debentures                                               -              -            525
     Upon exercise of purchase warrants for cash                               -              -            716
     Purchase of computer software, licences
       and rights                                                              -              -          1,033
     On conversion of special warrants                                         -              -          3,149
     On exercise of employee stock options                                     -              -             55
  Reorganization costs (NOTE 2)                                                -              -            152
  Warrants
     Issued for cash                                                           -              -          3,149
     Issued as broker compensation warrants                                    -              -              -
     Issued for cash                                                           -              -          1,978
     Converted into common shares                                              -              -         (3,149)
  Loss for the year                                                            -         (4,079)        (4,079)
  Cumulative translation adjustment                                           67              -             67
                                                    ------------------------------------------------------------
BALANCE, JANUARY 31, 1997                                                     71         (7,322)         4,696
  Common shares issued (NOTE 9)
     For cash upon private placement                                           -              -          1,985
     On conversion of special warrants                                         -              -         11,918
     On exercise of broker compensation warrants                               -            246
     On exercise of employee stock options                                     -              -            145
  Warrants (NOTE 9)
     Issued for cash                                                           -              -          9,940
     Issued as broker compensation warrants                                    -              -              -
     Converted into common shares                                                                      (11,918)
     Converted into common shares                                              -              -              -
  Loss for the year                                                            -         (4,935)        (4,935)
  Cumulative translation adjustment                                         (687)             -           (687)
                                                    ------------------------------------------------------------
BALANCE, JANUARY 31, 1998                                                $  (616)      $(12,257)      $ 11,390
                                                    ------------------------------------------------------------
                                                    ------------------------------------------------------------

MGI SOFTWARE CORP.

STATEMENTS OF CASH FLOWS
(EXPRESSED IN THOUSANDS OF U.S. DOLLARS)




                                                                 YEAR ENDED JANUARY 31
                                                                  1998          1997
                                                                ----------------------
                                                                ----------------------
CASH PROVIDED BY (USED IN)
OPERATING ACTIVITIES
  Loss for the year                                            $(4,935)       $(4,079)
  Items not affecting cash
     Amortization of capital assets                                304            141
     Reorganization costs                                            -            152
     Acquisition of computer software included in research
       and development expenses (NOTE 15)                            -          1,033
  Net change in noncash working capital amounts
     relating to operations (NOTE 11)                           (1,120)          (675)
                                                                ----------------------
                                                                (5,751)        (3,428)
                                                                ----------------------

FINANCING ACTIVITIES
  Issue of common shares, net of issue costs                    11,913          3,920
  Issue of warrants, net of issue costs                            403          1,978
  Retirement of debentures                                           -           (576)
                                                                ----------------------
                                                                12,316          5,322
                                                                ----------------------

INVESTING ACTIVITIES
  Purchase of capital assets                                      (655)          (627)
  Increase in note receivable                                   (7,429)             -
                                                                ----------------------
                                                                (8,084)          (627)
                                                                ----------------------
EFFECT OF EXCHANGE RATE CHANGES ON CASH                           (552)           198
                                                                ----------------------
INCREASE (DECREASE) IN CASH DURING THE YEAR                     (2,071)         1,465

CASH, BEGINNING OF YEAR                                          3,276          1,811
                                                                ----------------------
CASH, END OF YEAR                                               $1,205         $3,276
                                                                ----------------------
                                                                ----------------------

CASH CONSISTS OF
  Cash                                                          $1,205         $  516
  Short-term deposits                                                -          2,760
                                                                ----------------------
                                                                $1,205         $3,276
                                                                ----------------------
                                                                ----------------------

MGI SOFTWARE CORP.

NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1998 AND 1997
(TABULAR AMOUNTS EXPRESSED IN THOUSANDS OF U.S. DOLLARS)


  1            NATURE OF OPERATIONS

               MGI Software Corp. (the "company") was incorporated on September 22, 1995 under the laws of the Province of Ontario, Canada, to develop, market and support multimedia products in the digital photography, video editing, three-dimensional graphics and page layout markets of the personal computer software industry. The company's products are primarily directed toward retail consumers but are also suitable for small businesses, companies and governments. To date, the company's primary markets have been Europe, United States and Asia Pacific.


  2            REORGANIZATION

               Effective April 30, 1996, MGI Software Corp. ("MGI"), a private company, amalgamated with Globex Biotechnologies Inc. ("Globex"), a public company whose shares were traded on the Canadian Dealer Network, and continued operations under the name of MGI Software Corp. The amalgamation was effected pursuant to the provisions of the Ontario Business Corporations Act and involved the issuance of shares of the amalgamated company to the former shareholders as follows: (a) 1 common share of the amalgamated company for each 15 shares of Globex; and (b) 1 common share of the amalgamated company for each common share of the predecessor MGI.

               The amalgamation resulted in the shareholders of the predecessor MGI holding 98.4% of the common shares of the amalgamated company. Accordingly, the transaction has been recorded in these accounts using the principles of purchase accounting whereby predecessor MGI is considered to have acquired Globex in exchange for shares. Prior to the amalgamation, Globex was inactive and without assets and accordingly the substance of the amalgamation is a capital reorganization of MGI. The consideration of $152,000, attributed to the 206,433 common shares issued to the shareholders of Globex (Note 9), liabilities assumed of $42,000 and legal costs incurred in the amount of $41,000, was charged to the statement of operations in the amount of $235,000.


  3            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

               These financial statements have been prepared in U.S. dollars and in accordance with the accounting principles generally accepted in the United States of America. The principal accounting policies of the company are summarized as follows:

               REVENUE RECOGNITION
               Revenue from the sale of products is recognized at the time of shipment to the customer net of discounts and allowances for estimated future returns. Revenue from product sales includes sales to distributors and original equipment manufacturers. Where the company ships software to customers and has insignificant post customer support obligations, revenue is recognized upon shipment net of accruals for related costs.

MGI SOFTWARE CORP.

NOTES TO FINANCIAL STATEMENTS continued
JANUARY 31, 1998 AND 1997
(TABULAR AMOUNTS EXPRESSED IN THOUSANDS OF U.S. DOLLARS)

               INVENTORIES
               Inventories are valued at the lower of cost and net realizable value. Cost is determined on the weighted average cost basis.

               CAPITAL ASSETS
               Capital assets are recorded at the lower of cost, net of accumulated amortization, and net recoverable amount. Amortization charges are calculated on the following bases using the following annual rates:

               Furniture and equipment       20% declining balance
               Computer equipment            30% declining balance
               Leasehold improvements        over the remaining lease term
               Computer software             straight-line over 3 years

               RESEARCH AND DEVELOPMENT
               The company charges to operations software research and development costs as incurred net of income tax credits from the Canadian federal and Ontario provincial governments.

               GOVERNMENT ASSISTANCE
               Government assistance is available to the company through the Industrial Research Assistance Program ("IRAP") and income tax investment credits. IRAP funds qualified research and development activities on preapproved projects. IRAP assistance is recorded as a reduction of research and development expenses in the year in which it is claimed.

               The company is entitled to research and development incentives in the form of income tax credits from the Canadian federal government ("federal") and from the Province of Ontario ("provincial"). Federal income tax credits are received on qualified Canadian research and development expenditures and equipment purchases. Provincial income tax credits are received on qualified research and development salaries in the Province of Ontario. The federal and provincial income tax credits are earned at 20% of qualified research and development expenditures. Additionally, the federal credit may be limited to a credit against income taxes payable.

               Income tax investment credits are recorded in the year of research and development expenditure where it is more likely than not that the credits will be realized.

               FOREIGN CURRENCY TRANSLATION
               Monetary assets and liabilities denominated in foreign currencies are translated into the functional currency, Canadian dollars, at the exchange rate prevailing at the balance sheet date. Nonmonetary assets and liabilities and transactions are translated at exchange rates prevailing at the respective transaction dates. Exchange gains and losses are included in the statement of operations and deficit.

               For the purpose of conversion from Canadian dollars into U.S. dollars, assets and liabilities are translated at exchange rates in effect at the balance sheet date. Revenue and expenses are translated at average rates of exchange during the year. Translation gains and losses are deferred as a separate component of shareholders' equity.

MGI SOFTWARE CORP.

NOTES TO FINANCIAL STATEMENTS continued
JANUARY 31, 1998 AND 1997
(TABULAR AMOUNTS EXPRESSED IN THOUSANDS OF U.S. DOLLARS)

               USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

               INCOME TAXES
               Income taxes are accounted for under Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Valuation allowances are established, when necessary, to reduce deferred tax assets when realization is less likely than not.

               FINANCIAL INSTRUMENTS
               Financial instruments are initially recorded at historical cost. If subsequent circumstances indicate that a decline in the fair value of a financial asset is other than temporary, the financial asset is written down to its fair value. Unless otherwise indicated, the fair values of financial instruments approximate their recorded amounts.

               The fair values of cash on deposit with commercial banks, note receivable, accounts receivable, and accounts payable and accrued liabilities approximate recorded amounts because of the short period to receipt or payment of cash.

               CASH AND CASH EQUIVALENTS
               Cash includes short-term highly liquid investments that are readily convertible into cash and are near maturity.


  4            NOTE RECEIVABLE

               On January 8, 1998, the company purchased a commercial note from a corporation in the amount of $7,429,000. This note, bearing interest at a rate of 4.41% per annum, was repaid on February 5, 1998.


  5            ACCOUNTS RECEIVABLE



                                                                         1998           1997
                                                                       ----------------------
              Accounts receivable - trade                              $3,239          $1,923
              Employee receivables                                          6              4
              Other receivables                                           219            107
              Allowance for doubtful accounts                            (142)           (24)
                                                                       ----------------------
                                                                       $3,322         $2,010
                                                                       ----------------------
                                                                       ----------------------

MGI SOFTWARE CORP.

NOTES TO FINANCIAL STATEMENTS continued
JANUARY 31, 1998 AND 1997
(TABULAR AMOUNTS EXPRESSED IN THOUSANDS OF U.S. DOLLARS)


  6    INVENTORIES

                                              1998      1997
                                             ---------------
                                             ---------------
       Raw materials                          $271      $ 99
       Finished products                       104       119
                                             ---------------
                                              $375      $218
                                             ---------------
                                             ---------------



  7    CAPITAL ASSETS

                                                       1998
                                           --------------------------
                                                     ACCUMULATED
                                              COST   AMORTIZATION  NET
                                           ---------------------------
                                           ---------------------------
       Furniture and equipment              $  354      $ 79      $275
       Computer equipment                      765       221       544
       Leasehold improvements                  179        46       133
       Computer software                       134       126         8
                                            --------------------------
                                            $  814      $472      $960
                                            --------------------------
                                            --------------------------



                                                      1997
                                              ------------------------
                                                   ACCUMULATED
                                             COST  AMORTIZATION  NET
                                              ------------------------
                                              ------------------------
       Furniture and equipment                $191      $ 31      $160
       Computer equipment                      367        76       291
       Leasehold improvements                  151        13       138
       Computer software                       105        85        20
                                              ------------------------
                                              $814      $205      $609
                                              ------------------------
                                              ------------------------

MGI SOFTWARE CORP.

NOTES TO FINANCIAL STATEMENTS continued
JANUARY 31, 1998 AND 1997
(TABULAR AMOUNTS EXPRESSED IN THOUSANDS OF U.S. DOLLARS)

  8    ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

                                             1998      1997
                                            ----------------
                                            ----------------
       Accounts payable - trade             $1,115    $1,038
       Accrued liabilities                     421       395
       Accrued marketing and advertising       510       161
       Accrued - trade                         128         -
       Other payables                           90        84
       Vacation pay accrual                     34        37
                                            ----------------
                                            $2,298    $1,715
                                            ----------------
                                            ----------------

  9    CAPITAL STOCK

                                                                      1998           1997
                                                                    ----------------------
                                                                    ----------------------
       Authorized
         An unlimited number of common shares
         An unlimited number of Class A voting special shares
       Issued
         23,963,712 (1997 - 17,907,630) common shares               $23,860         $9,969
                                                                    ----------------------
                                                                    ----------------------

       The common share transactions are as follows:

                                                        1998                           1997
                                             -------------------------- --------------------------
                                               NUMBER                       NUMBER
                                              OF SHARES          AMOUNT    OF SHARES          AMOUNT
                                             -------------------------------------------------------
                                             -------------------------------------------------------
       Issued, beginning of year             17,907,630        $ 9,969     13,110,768         $4,339
       Issued during the year
          For cash upon private
            placement (A)                     1,022,757          1,582              -              -
          On conversion of
            debentures (B)                            -              -        650,000            525
          Upon exercise of purchase
            warrants for cash (B)                     -              -        650,000            716
          On reorganization (NOTE 2)                  -              -        206,433            152
          Purchase of computer software,
            licences and rights (NOTE 15)             -              -        471,429          1,033
          On conversion of special
            warrants (C)                      4,700,000         11,918      2,744,000          3,149
          On exercise of broker
            compensation warrants (C)           137,200            246              -              -
          On exercise of employee stock
            options                             196,125            145         75,000             55
                                             -------------------------------------------------------
                                             23,963,712        $23,860     17,907,630         $9,969
                                             -------------------------------------------------------
                                             -------------------------------------------------------

                                                                           9

MGI SOFTWARE CORP.

NOTES TO FINANCIAL STATEMENTS continued
JANUARY 31, 1998 AND 1997
(TABULAR AMOUNTS EXPRESSED IN THOUSANDS OF U.S. DOLLARS)


               (a) On September 30, 1997, the company issued 1,022,757 common shares for cash of $1,582,000 pursuant to the terms of a subscription agreement. In addition, the same number of common share purchase warrants were issued for an aggregate consideration of $403,000. Each warrant entitles the holder to purchase one common share of the company, subject to adjustment, at the lower of: (i) $2.91 per common share and
                    (ii) the higher of the then current market price of the common shares of the company and $2.36 per common share. These common share purchase warrants expire on September 30, 2000. As at the year-end, all purchase warrants remained outstanding.

               (b) On October 21, 1995, the company issued $1,101,000 aggregate principal amount of debentures, payable on demand, bearing interest at 5.7% per annum, payable quarterly, in arrears. The debentures were convertible at any time at the option of the holder into units on the basis of one unit for each $0.81 principal amount of debentures. Each unit consisted of one share and one-half of one common share purchase warrant. On February 26, 1996, the company retired an aggregate principal amount of $576,000 of the debentures for cash and the issuance of an additional one-half of one warrant upon the exercise of the conversion rights attached to the debentures. The value of these warrants was nominal. On April 30, 1996, the remaining debentures in the amount of $525,000 were converted into an aggregate of 650,000 common shares and 650,000 warrants. Each warrant was convertible into one common share for cash of $0.81. On June 4, 1996, 200,000 warrants were exercised and on December 31, 1996 all remaining warrants were exercised.

               (c) On May 15, 1996, the company issued 2,744,000 special warrants at $1.28 each for net proceeds of $3,149,000 (net of issue costs of $377,000). On August 19, 1996, the special warrants were converted into 2,744,000 common shares without additional consideration. As additional compensation, the company issued 137,200 broker special warrants. Each broker special warrant was converted into an option to purchase one common share at a price of $1.84 per share. The options were exercised and converted into 137,200 common shares.

                    On January 16, 1997, the company issued 1,200,000 special warrants at $1.84 each for net proceeds of $1,978,000 (net of issue costs of $232,000). On February 25, 1997, the special warrants were converted into 1,200,000 common shares without additional consideration.

                    On September 29, 1997, the company issued 3,500,000 special warrants at $3.05 each for net proceeds of $9,940,000 (net of issue costs of $735,000). On December 8, 1997, the special warrants were converted into 3,500,000 common shares without additional consideration. As additional compensation, the company issued 175,000 broker special warrants. Each broker special warrant was converted into a compensation option to purchase one common share at a price of $3.77 per share, expiring on December 29, 1998. All compensation options remained outstanding as at January 31, 1998.

MGI SOFTWARE CORP.

NOTES TO FINANCIAL STATEMENTS continued
JANUARY 31, 1998 AND 1997
(TABULAR AMOUNTS EXPRESSED IN THOUSANDS OF U.S. DOLLARS)


               (d) The company has an incentive plan under which 3,821,526 options to purchase common shares have been authorized to be granted to its directors, officers and employees at the discretion of the Board of Directors. Each option under the incentive plan allows for the purchase of one common share and expires not later than ten years from the date granted. The option exercise price is set at amounts not less than the fair market value at the date of grant. The options are subject to various vesting requirements as outlined in the plan.

                                                                       WEIGHTED
                                                                       AVERAGE
                                                                       EXERCISE
                                                NUMBER    EXERCISABLE   PRICE
                                              --------------------------------
                                              --------------------------------
          Options
               Balance, January 31, 1996      2,262,000     391,000     $0.73
               Granted at $0.73 - $2.57         567,000                  1.72
               Excercised                       (75,000)                 0.73
               Cancelled                        (31,000)                 0.85
                                              ---------

               Balance, January 31, 1997      2,723,000     997,500      0.93
               Granted at $0.73 to $2.57      1,020,800                  2.05
               Excercised                      (196,125)                 0.75
               Cancelled                       (472,000)                 1.25
                                              ---------

               Balance, January 31, 1998      3,075,675   1,259,375     $1.26
                                              ---------
                                              ---------

                    The company accounts for its stock option plans under APB Opinion No. 25, "Accounting for Stock Issued to Employees." In 1997, the company adopted SFAS No. 123, "Accounting for Stock-based Compensation," for disclosure purposes. Under these provisions, no compensation expense has been recognized in the results of operations for its stock option plans.

                                            WEIGHTED                                   WEIGHTED
                                            AVERAGE       WEIGHTED      NUMBER          AVERAGE
                           NUMBER           EXERCISE       AVERAGE    EXERCISABLE       EXERCISE
            RANGE OF     OUTSTANDING AT     PRICE OF      REMAINING       AT            PRICE OF
            EXERCISE      JANUARY 31       OUTSTANDING      LIFE      JANUARY 31       EXERCISABLE
            PRICES           1998            OPTIONS       (years)       1998            OPTIONS
---------------------------------------------------------------------------------------------------
          $0.73           1,849,250          $0.73           3.10      1,188,625          $0.73
          $1.58 - $1.91     660,700          $1.73           4.30         24,500          $1.88
          $2.04 - $2.99     565,725          $2.53           4.34         46,250          $2.20

                    For disclosure purposes, the fair value of each stock option granted is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for stock options granted in 1998: no annual dividends (1997 - none), expected volatility of 60% (1997 - 65%), risk-free interest

MGI SOFTWARE CORP.

NOTES TO FINANCIAL STATEMENTS continued
JANUARY 31, 1998 AND 1997
(TABULAR AMOUNTS EXPRESSED IN THOUSANDS OF U.S. DOLLARS)


                    rate of 4.10% (1997 - 3.82%) and expected life of 5 years (1997 - 5 years). The weighted-average fair value of the stock options granted in 1998 was $1.33 (1997 - $1.31).

                    Under the above model, the total value of stock options granted in 1998 was $668,000 (1997 - $165,000), which would be amortized on a pro forma basis over the option vesting period. Had the company determined compensation cost for these plans in accordance with SFAS No. 123, the company's pro forma loss and pro forma loss per share would have been $5,049,000 and $0.25 in 1998 (1997 - $4,096,000 and $0.27).
                    The SFAS No. 123 method of accounting does not apply to options granted prior to February 1, 1996, and accordingly, the resulting pro forma compensation cost may not be representative of that to be expected in future years.

               (e) At January 31, the company had incurred share issue costs of $1,344,000 (1997 - $609,000; 1996 - $Nil). When realized, the tax benefit of these deductible costs will be recorded as an expense in the statement of operations.


10        RESEARCH AND DEVELOPMENT

                                                            1998            1997
                                                           ---------------------
                                                           ---------------------
          Gross research and development expenses          $3,563         $2,483
          IRAP funding                                       (157)             -
          Investment tax credits                                -            (68)
                                                           ---------------------
          Research and development expenses, net           $3,406         $2,415
                                                           ---------------------
                                                           ---------------------

               The IRAP funding received or receivable amounted to $157,000 (1997 - $Nil). At January 31, 1998, included in accounts receivable were IRAP receivables of $20,000 (1997 - $Nil).

               Investment tax credits are calculated at the rate of 20% for qualifying research and development expenditures and can be offset against future taxes payable within the tax carryforward period of ten years.

MGI SOFTWARE CORP.

NOTES TO FINANCIAL STATEMENTS continued
JANUARY 31, 1998 AND 1997
(TABULAR AMOUNTS EXPRESSED IN THOUSANDS OF U.S. DOLLARS)


11        NET CHANGE IN NONCASH WORKING CAPITAL AMOUNTS RELATING TO OPERATIONS


                                                                1998        1997
                                                              --------------------
                                                              --------------------
          Accounts receivable                                $(1,388)     $(1,701)
          Prepaids and other assets                             (162)        (228)
          Inventories                                           (166)        (180)
          Investment tax credits receivable                      105          (71)
          Accounts payable and accrued liabilities               550        1,451
          Due to related party                                   (59)          54
                                                             ---------------------
                                                             $(1,120)     $  (675)
                                                             ---------------------
                                                             ---------------------




12        INCOME TAXES

               The company's income tax provision has been determined as follows:

                                                              1998          1997
                                                             --------------------
                                                             --------------------
          Loss for the year                                  $ 4,935      $ 4,079
                                                             ---------------------
          Combined basic federal and provincial
             income tax recovery at 44.62%                     2,202        1,820
          Provincial research and development
             deduction                                           156           32
          Tax benefit of losses not recognized in the
             accounts, included in valuation allowance        (2,358)      (1,852)
                                                              --------------------
                                                              $    -       $    -
                                                              --------------------
                                                              --------------------

MGI SOFTWARE CORP.

NOTES TO FINANCIAL STATEMENTS continued
JANUARY 31, 1998 AND 1997
(TABULAR AMOUNTS EXPRESSED IN THOUSANDS OF U.S. DOLLARS)


       At January 31, 1998, the company had incurred losses of approximately $4,700,000 for income tax purposes the tax benefit of which has not been included in these amounts. These losses are available to be applied as a deduction against taxable income earned in the future and expire as follows:

                                                          PROVINCIAL    FEDERAL
                                                          --------------------
                                                          --------------------
       2002                                               $   200       $  100
       2003                                                 1,300          300
       2004                                                 4,400        1,500
       2005                                                 4,500        2,800
                                                          ---------------------
                                                          $10,400       $4,700
                                                          ---------------------
                                                          ---------------------


       The provincial losses exceed federal losses principally due to enhanced provincial scientific research and development incentives.

       In addition, the company has incurred costs for both purposes in excess of amounts claimed for tax purposes amounting to approximately $6,950,000, the tax benefit of which has not been recorded in the accounts.

       The company has federal investment tax credits available to reduce future income taxes otherwise payable of $877,000 which expire between 2005 and 2008. The benefit of these tax credits has not been recorded.

       Deferred tax assets are summarized as follows:


                                                             1998         1997
                                                           --------------------
                                                           --------------------
       Deferred tax assets
          Share issue costs                               $   400      $   200
          Research expenses                                 1,400          400
          Noncapital losses                                 2,100          900
          Investment tax credits                              500          100
          Capital assets                                    1,200        1,400
          Coupon and other provisions                         100            -
                                                           --------------------
                                                            5,700        3,000
       Valuation allowance                                 (5,700)      (3,000)
                                                          ---------------------
       Net deferred tax assets                            $     -      $     -
                                                          ---------------------
                                                          ---------------------

MGI SOFTWARE CORP.

NOTES TO FINANCIAL STATEMENTS continued
JANUARY 31, 1998 AND 1997
(TABULAR AMOUNTS EXPRESSED IN THOUSANDS OF U.S. DOLLARS)


       The valuation allowance increased by $2,700,000 during 1998. Realization of the future tax benefits related to the deferred tax assets is dependent upon many factors including the company's ability to generate taxable income within the loss carryforward periods.


13     EXPORT SALES

       The company's operations are located in Canada in one principal industry segment, software development, across geographically diverse markets.

                                                             1998         1997
                                                           --------------------
                                                           --------------------
       Revenue from customers by geographic area
          Canada                                           $  179       $  196
          United States                                     5,957        2,317
          Europe                                            2,729          922
          Asia Pacific                                        676          357
                                                           --------------------
                                                           $9,541       $3,792
                                                           --------------------
                                                           --------------------

14     FINANCIAL OBLIGATIONS

       The company is obligated under operating leases for the rental of facilities. Minimum future rental payments under the company's current leases in effect as at January 31, 1998, which expire on December 31, 2000, are approximately as follows:

       1999                                                       $58
       2000                                                        60
       2001                                                        55

       Rent expense for the year ended January 31, 1998 was $90,200 (1997 - $41,000).


15     RELATED PARTY TRANSACTIONS

       Research and development fees are paid to a company controlled by a significant shareholder. The total fees paid in 1998 were $108,900 (1997 - $6,600).

MGI SOFTWARE CORP.

NOTES TO FINANCIAL STATEMENTS continued
JANUARY 31, 1998 AND 1997
(TABULAR AMOUNTS EXPRESSED IN THOUSANDS OF U.S. DOLLARS)

       Computer software acquired in fiscal 1997 from a company related by virtue of common shareholdings, was as follows:

       Cash payment                                                  $  110,000
       Issuance of 471,429 common shares recorded at fair value       1,033,000
                                                                     ----------
                                                                     $1,143,000
                                                                     ----------
                                                                     ----------

       The costs relating to the software acquired were charged to research and development expense in the statement of operations during the year ended
       January 31, 1997.



16     CREDIT RISK EXPOSURES

       Concentrations of credit risk on trade accounts receivable are indicated in the following table by the percentage of the total balance receivable by individual customers. At January 31, 1998, three customers accounted for 76% (1997 - 54%) of total accounts receivable, as follows:


                                1998           1997           1996
                                ----------------------------------
       First customer            50%            19%            67%
       Second customer           14             18              -
       Third customer            12             17              -


17     FINANCIAL INSTRUMENTS

       The carrying and fair values of financial instruments at January 31, 1998 are summarized as follows:

                                                                        ESTIMATED
                                                           CARRYING       FAIR
                                                            AMOUNT        VALUE
                                                           --------------------
       Cash                                                $1,205       $1,205
       Note receivable                                      7,429        7,429
       Accounts receivable                                  3,332        3,332
       Accounts payable and accrued liabilities             2,298        2,298


18     CONTINGENCY

       The company has received correspondence alleging the company's infringement of certain technology rights. Management believes that the allegations are without merit and, however resolved, will not have a material adverse effect on the company's financial position. No amount has been provided in these financial statements in respect of these allegations. Loss, if any, sustained upon ultimate resolution will be accounted for prospectively in the year of settlement in the statement of operations.

MGI SOFTWARE CORP.

NOTES TO FINANCIAL STATEMENTS continued
JANUARY 31, 1998 AND 1997
(TABULAR AMOUNTS EXPRESSED IN THOUSANDS OF U.S. DOLLARS)


19     SUBSEQUENT EVENT

       On March 9, 1998, the company ("MGI") agreed, subject to shareholder and regulatory approvals, to combine with Discreet Logic ("Discreet"). Each share of MGI will be exchanged for 0.162 shares of Discreet shares. Outstanding options to purchase MGI common shares will be converted at this exchange ratio into options to acquire Discreet shares. In connection with the transaction, MGI will grant Discreet an option, exercisable under certain conditions, to purchase shares up to approximately 20% of MGI's outstanding shares. Depending on the closing date of the transaction, the time within which the losses and investment tax credits expire will accelerate. In the event that the above transaction is not consummated as anticipated, under certain circumstances there could be substantial costs incurred by the company.